Exhibit 99.1

Jabil Posts Second Quarter Results

ST. PETERSBURG, Fla. – March 15, 2024 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its second quarter of fiscal year 2024.

“Despite revenue headwinds this year, which are expected to be short-term, I’m pleased with the resiliency of our model and our team’s demonstrated ability to execute,” said CEO Kenny Wilson. “Even under these conditions, we expect to deliver strong core operating margins and free cash flow in FY24,” he added.

Second Quarter of Fiscal Year 2024 Highlights:

•	Net revenue: $6.8 billion

•	U.S. GAAP operating income: $1.1 billion

•	U.S. GAAP diluted earnings per share: $7.31

•	Core operating income (Non-GAAP): $338 million

•	Core diluted earnings per share (Non-GAAP): $1.68

Third Quarter of Fiscal Year 2024 Outlook:

• Net revenue	$6.2 billion to $6.8 billion

• U.S. GAAP operating income (1)	$221 million to $301 million

• U.S. GAAP diluted earnings per share (1)	$0.82 to $1.38 per diluted share

• Core operating income (Non-GAAP) (2)	$325 million to $385 million

• Core diluted earnings per share (Non-GAAP) (2)	$1.65 to $2.05 per diluted share

(1)	Excludes certain post-closing adjustments associated with the divestiture of the Mobility business that are expected to be finalized in the third quarter of fiscal year 2024.
(2)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $12 million for amortization of intangibles (or $0.09 per diluted share) and $17 million for stock-based compensation expense and related charges (or $0.14 per diluted share) and $75 million to $55 million (or $0.60 to $0.44 per diluted share) for restructuring, severance and related charges.

Fiscal Year 2024 Updated Outlook:

• Net revenue	$28.5 billion

• Core operating margin (Non-GAAP)	5.6%

• Core diluted earnings per share (Non-GAAP)	$8.40 per diluted share

• Adjusted free cash flow (Non-GAAP)	$1+ billion

“Fiscal year 24 was always going to be a transitional year for Jabil, one in which we successfully completed the largest transaction in the Company’s history with the mobility sale, and the subsequent efforts by our teams to optimize our footprint and cost structure for the go-forward Company,” said CEO Kenny Wilson. “As I think about exiting this fiscal year as a more streamlined Company, coupled with key opportunities across our diversified end-market portfolio, I am confident in our ability to expand margins year-on-year, while also delivering core EPS of $10.65 for FY25,” he added.

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, gain from the divestiture of businesses, acquisition and divestiture related charges, plus other components of net periodic benefit cost. Jabil defines core earnings as core operating income, less loss on debt extinguishment, loss (gain) on securities, other components of net periodic benefit cost, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our second quarter of fiscal year 2024 and our guidance for future financial performance in our third quarter of fiscal year 2024 (including, net revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges and restructuring, severance and related charges); our full year 2024 (including net revenue, core operating margin (Non-GAAP), core diluted earnings per share (Non-GAAP) results, the components thereof and Adjusted Free Cash Flow (Non-GAAP)); our full year 2025 (including, margins and core earnings per share) and our plans to reduce costs. The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our second quarter of fiscal year 2024 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; unexpected costs or unexpected liabilities that may arise from the Mobility transaction; scheduling production, managing growth and capital expenditures and maximizing the efficiency of our manufacturing capacity effectively; managing rapid declines or increases in customer demand and other related customer challenges that may occur; the effect of COVID-19 on our operations, sites, customers and supply chain; our dependence on a limited number of customers; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks arising from relationships with emerging companies; changes in technology and competition in our industry; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; risks associated with international sales and operations, including geopolitical uncertainties; energy price increases or shortages; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; risk arising from compliance, or failure to comply, with environmental, health and safety laws or regulations and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; and asset impairment); changes in financial accounting standards or policies; risk of natural disaster, climate change or other global events; and risks arising from expectations relating to environmental, social and governance considerations. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2023 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation.

The Company determines an annual normalized tax rate (“normalized core tax rate”) for the computation of the non-GAAP (core) income tax provision to provide better consistency across reporting periods. In estimating the normalized core tax rate annually, the Company utilizes a full-year financial projection of core earnings that considers the mix of earnings across tax jurisdictions, existing tax positions, and other significant tax matters. The Company may adjust the normalized core tax rate during the year for material impacts from new tax legislation or material changes to the Company’s operations.

Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the second quarter of fiscal year 2024. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: At Jabil (NYSE: JBL), we are proud to be a trusted partner for the world’s top brands, offering comprehensive engineering, manufacturing, and supply chain solutions. With over 50 years of experience across industries and a vast network of over 100 sites worldwide, Jabil combines global reach with local expertise to deliver both scalable and customized solutions. Our commitment extends beyond business success as we strive to build sustainable processes that minimize environmental impact and foster vibrant and diverse communities around the globe. Discover more at www.jabil.com.

Investor Contact

Adam Berry

Vice President, Investor Relations

Adam_Berry@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	February 29, 2024 (unaudited)	August 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$2,566	$1,804
Accounts receivable, net	2,648	3,647
Contract assets	1,086	1,035
Inventories, net	4,821	5,206
Prepaid expenses and other current assets	1,349	1,109
Assets held for sale	—	1,929

Total current assets	12,470	14,730
Property, plant and equipment, net	3,045	3,137
Operating lease right-of-use asset	363	367
Goodwill and intangible assets, net	823	763
Deferred income taxes	131	159
Other assets	291	268

Total assets	$17,123	$19,424

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$—	$—
Accounts payable	5,041	5,679
Accrued expenses	5,548	5,515
Current operating lease liabilities	102	104
Liabilities held for sale	—	1,397

Total current liabilities	10,691	12,695
Notes payable and long-term debt, less current installments	2,878	2,875
Other liabilities	374	319
Non-current operating lease liabilities	272	269
Income tax liabilities	110	131
Deferred income taxes	140	268

Total liabilities	14,465	16,557

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,877	2,795
Retained earnings	5,512	4,412
Accumulated other comprehensive loss	(17)	(17)
Treasury stock, at cost	(5,714)	(4,324)

Total Jabil Inc. stockholders’ equity	2,658	2,866
Noncontrolling interests	—	1

Total equity	2,658	2,867

Total liabilities and equity	$17,123	$19,424

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 29, 2024	February 28, 2023	February 29, 2024	February 28, 2023
Net revenue	$6,767	$8,134	$15,154	$17,769
Cost of revenue	6,137	7,473	13,749	16,365

Gross profit	630	661	1,405	1,404
Operating expenses:
Selling, general and administrative	308	285	622	604
Research and development	10	8	20	17
Amortization of intangibles	9	9	15	17
Restructuring, severance and related charges	70	—	197	45
Gain from the divestiture of businesses	(944)	—	(944)	—
Acquisition and divestiture related charges	46	—	61	—

Operating income	1,131	359	1,434	721
Interest and other, net	69	72	137	135

Income before income tax	1,062	287	1,297	586
Income tax expense	135	80	176	156

Net income	927	207	1,121	430
Net income attributable to noncontrolling interests, net of tax	—	—	—	—

Net income attributable to Jabil Inc.	$927	$207	$1,121	$430

Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$7.41	$1.55	$8.80	$3.21

Diluted	$7.31	$1.52	$8.66	$3.14

Weighted average shares outstanding:
Basic	125.2	133.6	127.4	134.2

Diluted	126.9	136.3	129.5	137.1

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(Unaudited)

	Six months ended
	February 29, 2024	February 28, 2023
Cash flows provided by operating activities:
Net income	$1,121	$430
Depreciation, amortization, and other, net	356	514
Gain from the divestiture of businesses	(944)	—
Change in operating assets and liabilities, exclusive of net assets acquired	133	(364)

Net cash provided by operating activities	666	580

Cash flows provided by (used in) investing activities:
Acquisition of property, plant and equipment	(554)	(637)
Proceeds and advances from sale of property, plant and equipment	109	169
Cash paid for business and intangible asset acquisitions, net of cash	(93)	—
Proceeds from the divestiture of businesses, net of cash	2,108	—
Other, net	(12)	(16)

Net cash provided by (used in) investing activities	1,558	(484)

Cash flows used in financing activities:
Borrowings under debt agreements	1,799	2,021
Payments toward debt agreements	(1,866)	(2,070)
Payments to acquire treasury stock	(1,325)	(288)
Dividends paid to stockholders	(22)	(23)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	31	27
Treasury stock minimum tax withholding related to vesting of restricted stock	(67)	(36)
Other, net	(5)	(2)

Net cash used in financing activities	(1,455)	(371)

Effect of exchange rate changes on cash and cash equivalents	(7)	(3)

Net increase (decrease) in cash and cash equivalents	762	(278)
Cash and cash equivalents at beginning of period	1,804	1,478

Cash and cash equivalents at end of period	$2,566	$1,200

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in millions, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 29, 2024	February 28, 2023	February 29, 2024	February 28, 2023
Operating income (U.S. GAAP)	$1,131	$359	$1,434	$721

Amortization of intangibles	9	9	15	17
Stock-based compensation expense and related charges	23	20	69	62
Restructuring, severance and related charges(1)	70	—	197	45
Net periodic benefit cost	3	3	5	7
Gain from the divestiture of businesses	(944)	—	(944)	—
Acquisition and divestiture related charges	46	—	61	—

Adjustments to operating income	(793)	32	(597)	131

Core operating income (Non-GAAP)	$338	$391	$837	$852

Net income attributable to Jabil Inc. (U.S. GAAP)	$927	$207	$1,121	$430
Adjustments to operating income	(793)	32	(597)	131
Net periodic benefit cost	(3)	(3)	(5)	(7)
Adjustments for taxes	82	20	37	21

Core earnings (Non-GAAP)	$213	$256	$556	$575

Diluted earnings per share (U.S. GAAP)	$7.31	$1.52	$8.66	$3.14

Diluted core earnings per share (Non-GAAP)	$1.68	$1.88	$4.30	$4.19

Diluted weighted average shares outstanding (U.S. GAAP & Non-GAAP)	126.9	136.3	129.5	137.1

(1)	Charges recorded during the three months and six months ended February 29, 2024, related to the 2024 Restructuring Plan.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in millions)

(Unaudited)

	Six months ended
	February 29, 2024	February 28, 2023
Net cash provided by operating activities (U.S. GAAP)	$666	$580
Acquisition of property, plant and equipment (“PP&E”)(1)	(554)	(637)
Proceeds and advances from sale of PP&E(1)	109	169

Adjusted free cash flow (Non-GAAP)	$221	$112

(1)

Certain customers co-invest in PP&E with us. As we acquire PP&E, we recognize the cash payments in acquisition of PP&E. When our customers reimburse us and obtain control, we recognized the cash receipts in proceeds and advances from the sale of PP&E.